LITMAN GREGORY FUNDS TRUST

Prospectus

(Share Class – Ticker Symbol)

Litman Gregory Masters High Income Alternatives Fund - Institutional Class - MAHIX

Investor Class - MAHNX

September 7, 2018

As revised September 28, 2018

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

For More Information	Back Cover

Litman Gregory Masters High Income Alternatives Fund

Summary Section

Investment Objectives

The Litman Gregory Masters High Income Alternatives Fund (the “High Income Alternatives Fund”) seeks to generate a high level of current income from diverse sources, consistent with the goal of capital preservation over time. Capital appreciation is a secondary objective.

Fees and Expenses of the High Income Alternatives Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the High Income Alternatives Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class	Investor Class
None	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management Fees	0.95%	0.95%
Distribution and or Service (12b-1) Fees	None	0.25%
Other Expenses(1)	0.15%	0.15%

Total Annual Fund Operating Expenses	1.10%	1.35%
Fee Waiver and/or Expense Reimbursement(2)	0.12%	0.12%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.98%	1.23%

(1)	“Other Expenses” have been estimated for the current fiscal year. Actual expenses may be different.

(2)

Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the High Income Alternatives Fund, has contractually agreed to limit the High Income Alternatives Fund’s operating expenses (including management fees payable to Litman Gregory but excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) through April 30, 2020 (unless otherwise sooner terminated) to an annual rate of 0.98% for the Institutional Class and 1.23% for the Investor Class (the “Operating Expense Limitation”). Because operating expenses do not include dividend and interest expense, which fluctuates depending on the portfolio composition, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement disclosed in this table may exceed the Operating Expense Limitation. This agreement may be renewed for additional periods not exceeding one (1) year and may be terminated by the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to Litman Gregory. Litman Gregory may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Any fee waiver or expense reimbursement made by Litman Gregory pursuant to this agreement is subject to the repayment by the High Income Alternatives Fund within three (3) years of the date such amounts were waived or reimbursed, but only if the High Income Alternatives Fund is able to make the repayment without exceeding the expense limitation in effect at the time of such waiver/reimbursement and the time of recoupment, and the repayment is approved by the Board. Litman Gregory Fund Advisors LLC has contractually agreed through April 30, 2020, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the High Income Alternative Fund’s daily net assets retained by Litman Gregory is 0.40% on the first $1 billion of assets, 0.375% on the next $1 billion of assets, 0.35% on the next $1 billion of assets, 0.325% on the next $1 billion of assets and 0.30% on assets in excess of $4 billion. This agreement may be terminated at any time by the Board of Trustees of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to Litman Gregory, and Litman Gregory may decline to renew this agreement at its expiration on April 30, 2020 by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. While Litman Gregory has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement, Litman Gregory may be reimbursed for non-advisory related expenses.

Example

This example is intended to help you compare the cost of investing in the High Income Alternatives Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the High Income Alternatives Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the High Income Alternatives Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Institutional Class	$100	$329
Investor Class	$125	$408

Portfolio Turnover

The High Income Alternatives Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the High Income Alternatives Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in the annual fund operating expenses or in the example, will affect the High Income Alternatives Fund’s performance.

Principal Strategies

Litman Gregory Fund Advisors, LLC, the advisor to the High Income Alternatives Fund, believes that it is possible to identify highly skilled and experienced investment managers who can successfully execute various investment approaches that can provide high current income relative to investment-grade fixed income portfolios, with low to moderate volatility relative to the stock market and volatility typically less than high yield credit indexes. Furthermore, Litman Gregory believes that by allocating assets among multiple investment managers with different but complementary strategies it can further enhance the risk-adjusted return potential of an overall fund portfolio over a full market cycle.

Based on these beliefs, the High Income Alternatives Fund’s strategy is to engage several established investment managers as sub-advisors (each a “sub-advisor” or “manager”) to offer investors a mix of strategies that Litman Gregory believes offer risk-return characteristics that are attractive individually and even more compelling collectively. The High Income Alternatives Fund is intended to be used by investors seeking high current income consistent with capital preservation over time, and with long-term capital appreciation a secondary objective.

Litman Gregory is responsible for hiring and firing investment managers and carefully chooses the sub-advisors. Before hiring a sub-advisor, Litman Gregory performs extensive due diligence. This includes quantitative and qualitative analysis

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including, but not limited to, evaluation of: the investment process; the consistency of its execution and discipline; portfolio construction; individual holdings; strategies employed; past mistakes; risk controls; team depth and quality; operations and compliance; and business focus and vision. Litman Gregory’s evaluation process includes review of literature and documents, detailed quantitative historical performance evaluation, extensive discussions with members of the investment team, and firm management and background checks through industry contacts. Each sub-advisor’s management fee is also an important consideration. It is Litman Gregory’s objective to hire sub-advisors who it believes are skilled and will deliver strong portfolio income relative to investment-grade fixed income portfolios, with low to moderate volatility relative to the stock market and volatility typically less than the high yield credit indexes. Litman Gregory prefers managers who it believes will add value by flexibly responding to evolving market conditions by adjusting duration and credit exposure, among other factors.

Allocations among sub-advisors are based on several factors, including Litman Gregory’s expectation for the risk-adjusted return potential of each sub-advisor’s strategy and the impact on overall portfolio risk, with the objective of maximizing return subject to the goal of high income relative to investment-grade fixed income portfolios without taking undue risk. Litman Gregory may at times adjust the allocations of capital to sub-advisors if it believes there is a highly compelling tactical opportunity in a particular sub-advisor’s strategy. A tactical opportunity could represent the potential for an exceptional risk-adjusted return opportunity relative to the other strategies, or it may represent a superior risk reduction opportunity that could benefit the High Income Alternatives Fund’s overall portfolio. No strategy will be allocated less than 10% of portfolio assets or more than 60% of portfolio assets as measured at the time of allocation. It is possible that additional managers and strategies will be added to (or removed from) the High Income Alternatives Fund in the future and/or there may be adjustments in the allocation ranges.

Sub-advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin-offs; as well as other opportunities in other areas. In the aggregate, the managers can invest globally in debt and equity securities of companies of any size, domicile or market capitalization, government and corporate bonds, loans, loan participation interests, mortgage or other asset-backed securities and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the High Income Alternatives Fund. The managers may invest without limitation in below investment grade fixed income securities. Under normal market conditions, the Fund does not expect to invest more than 25% of its total assets in emerging market securities They may also write options, invest in derivatives, including, without limitation, options, futures contracts, participatory notes (“P-Notes”) and swaps, to manage risk or enhance return and can also borrow amounts up to one third of the value of the High Income Alternatives Fund’s total assets (except that the Fund may exceed this limit to satisfy redemption requests or for other temporary purposes). Each of the managers may invest in illiquid securities; however, the High Income Alternatives Fund as a whole may not hold more than 15% of its net assets in illiquid securities.

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub-advisors focus on are as follows: (1) an equity income strategy, (2) a credit value strategy, (3) a multi credit strategy, and (4) an option income strategy. Litman Gregory may hire sub-advisors that focus on other strategies in the future, and not all strategies that may be appropriate will be represented in the High Income Alternatives Fund’s portfolio at all times.

The sub-advisor that manages the equity income strategy invests across a variety of publicly-traded income producing asset classes where it has specific expertise. Targeted investments include publicly traded business development companies (“BDCs”), mortgage real estate investment trusts (“mREITS”), master limited partnerships (“MLPs”), and selectively, credit-based closed-end funds (“CEFs”) trading at discounts to net asset value and other opportunistic income investments like preferred equity. The team actively seeks to add value by finding positions with capital appreciation potential and adjusting capital allocation across sectors based on relative value. A central tenet of this strategy is the targeting of mainly long-term sustainable value (through the focus on quality management and strong franchises), and to the extent that companies do not exhibit these traits, the portfolio management team would demand a steep discount in price as a means to help mitigate risk. Risk management on a position and portfolio level is designed to avoid significant losses from individual company developments, as well as from negative sector or macro events.

The sub-advisor that manages the credit value strategy seeks to achieve the fund’s investment objectives by primarily investing its segment of the Fund in fixed income securities it believes to have the potential for excess return. The sub-advisor’s investment strategy will be to invest in fixed income securities from a wide variety of sectors, asset-backed securities, commercial mortgage-backed securities, corporate bonds, floating-rate loans and municipal bonds. The sub-advisor expects to invest in structured and corporate securities. The sub-advisor’s emphasis is expected to be on A/BBB-rated asset backed securities and BBB/BB-rated corporate securities, as these ratings segments have historically offered attractive risk-adjusted returns, along with low default rates. The sub-advisor will also invest in U.S. Treasury futures to manage duration of the portfolio, which allows individual security selection to be managed without regard to portfolio duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates. Fixed income securities and portfolios with longer durations are subject to more volatility than those with shorter durations. The sub-advisor will not typically own CCC rated or distressed securities.

Fund Summary	3

Litman Gregory Masters High Income Alternatives Fund — (Continued)

The sub-advisor that manages the multi credit strategy seeks to preserve invested capital and maximize total return through a combination of current income and capital appreciation. The team seeks to achieve its investment objective by investing in a wide range of fixed income and other debt and senior-equity securities selected from a variety of credit qualities, and sectors, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency, mezzanine and preferred securities and convertible securities. The team seeks opportunities across fixed income market sectors – especially in non-index-eligible securities – and they aim to take advantage of downturns/inefficiencies that occur during times of uncertainty. The strategy is flexible and is not constrained by duration, sector, issuer, or credit quality.

The sub-advisor that manages the option income strategy seeks to achieve its goal primarily through a strategy of writing collateralized put options on both U.S. indices, including the S&P 500® Index and the Russell 2000® Index, and exchange traded funds (“ETFs”). The manager attempts to generate returns through the receipt of option premiums from selling puts, as well as through investments in fixed income instruments, which collectively are intended to reduce volatility relative to what it would be if the Fund held the underlying equity index on which the options are written. The portfolio’s investments in fixed income instruments may be of any duration and may include U.S. Treasury securities and other securities issued by the U.S. government and its agencies and instrumentalities, corporate debt securities, cash and cash equivalents, mortgage-backed securities and asset-backed securities. The manager also may invest in money market mutual funds and ETFs.

Principal Risks

As with all mutual funds, it is possible to lose money on an investment in the High Income Alternatives Fund. An investment in the High Income Alternatives Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The principal risks of investing in the High Income Alternatives Fund are:

•	Asset-Backed Securities Risk. This is the risk that the impairment of the value of the collateral underlying a security in which the Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. The value of these securities may also fluctuate in response to the market’s perception of the value of issuers or collateral..

•	Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and therefore have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

•	Collateral Risk. If the Fund’s financial instruments are secured by collateral, the issuer may have difficulty liquidating the collateral and/or the Fund may have difficulty enforcing its rights under the terms of the securities if an issuer defaults. Collateral may be insufficient or the Fund’s right to the collateral may be set aside by a court. Collateral will generally consist of assets that may not be readily liquidated, including for example, equipment, inventory, work in the process of manufacture, real property and payments to become due under contracts or other receivable obligations. There is no assurance that the liquidation of those assets would satisfy an issuer’s obligations under a financial instrument. Non-affiliates and affiliates of issuers of financial instruments may provide collateral in the form of secured and unsecured guarantees and/or security interests in assets that they own, which may also be insufficient to satisfy an issuer’s obligations under a financial instrument.

•	Collateralized Loan Obligations and Collateralized Debt Obligations Risk. Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

•

Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the

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issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Credit Risk. This is the risk that the High Income Alternatives Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•	Currency Risk. This is the risk that investing in foreign currencies may expose the High Income Alternatives Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency.

•	Debt Securities Risk. This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on debt securities from the resulting rate increases for that and other reasons could be swift and significant. In recent years, dealer capacity in the debt and fixed income markets appears to have undergone fundamental changes, including a reduction in dealer market-making capacity. These changes have the potential to decrease substantially liquidity and increase volatility in the debt and fixed income markets.

•	Corporate Debt Obligations Risk. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations. Therefore, the High Income Alternative Fund may be indirectly exposed to such risks associated with corporate debt obligations.

•	Derivatives Risk. Use of derivatives, such as options, is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

¡	Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility (known as implied volatility), which in turn are affected by fiscal and monetary policies and by national and international political and economic events. As such, prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including company-specific factors. By writing call and put option spreads on underlying instruments, the Fund’s returns from that strategy will be determined by the performance of the underlying instrument. If the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received, the Fund may incur losses. Changes in the volatility of the underlying stock or instrument can constrain returns from this strategy. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options.

¡	Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the High Income Alternatives Fund’s net asset value to greater volatility.

Fund Summary	5

Litman Gregory Masters High Income Alternatives Fund — (Continued)

¡	Forward Contracts Risk. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).

¡	P-Notes Risk. This is the risk that the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

¡	Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the High Income Alternatives Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Preferred Stock Risk. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

•	Foreign Investment and Emerging Markets Risk. This is the risk that an investment in foreign (non-U.S.) securities may cause the High Income Alternatives Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets.

•	Interest Rate Risk. This is the risk that debt securities will decline in value because of changes in interest rates. Generally, the value of debt securities rise when prevailing interest rates fall, and fall when prevailing interest rates rise. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

•	Investment Companies Risk. This is the risk that investing in other investment companies, including ETFs, CEFs, BDCs, unit investment trusts and open-end funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF’s shares. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. Shares of CEFs also frequently trade at a discount to their net asset value for those and other reasons.

•	Investments in Loan Risk. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of the collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. In addition, many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.

•	Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the High Income Alternatives Fund’s portfolio securities to be magnified and the High Income Alternatives Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing.

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•	MLP Risk. Investing in MLP units involves some risks that differ from an investment in the equity securities of a company. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by a MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.

•	MLP Tax Risk. Investments in MLP units also present special tax risks. The MLPs in which the Fund invests may fail to be treated as partnerships for U.S. federal income tax purposes. The Fund’s ability to meet its investment objectives will depend, in large measure, on the level of dividends, distributions or income it receives from the MLPs in which it invests and on the MLPs’ continued treatment as partnerships for U.S. federal income tax purposes. If a MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be taxable to the Fund as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes. The classification of a MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of the Fund’s investment in any such MLP. As a result, the value of the Fund’s shares and the cash available for distribution to Fund shareholders could be materially reduced.

•	Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•	Mortgage REIT Risk. Investing in mREITs involves certain risks related to investing in real property mortgages. In addition, mREITs must satisfy highly technical and complex requirements in order to qualify for the favorable tax treatment accorded to REITs under the Internal Revenue Code of 1986 (the “Code”). No assurances can be given that a mREIT in which the Fund invests will be able to continue to qualify as a REIT or that complying with the REIT requirements under the Code will not adversely affect such REIT’s ability to execute its business plan.

•	Multi-Style Management Risk. This is the risk that the High Income Alternatives Fund could experience overlapping security transactions as a result of having different portfolio managers using different strategies to manage the High

Income Alternatives Fund’s assets. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment strategy.

•	Municipal Securities Risk. Municipal securities can be significantly affected by litigation, political or economic events, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Municipal securities backed by current or anticipated revenues from specific projects or assets can be negatively affected by the inability of the issuer to collect revenues for the projects or from the assets.

•	Portfolio Turnover Risk. This is the risk that the High Income Alternatives Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the High Income Alternatives Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period.

•	Short Sale Risk. This is the risk that the value of a security the High Income Alternatives Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the High Income Alternatives Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the High Income Alternatives Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Unfavorable Tax Treatment Risk. This is the risk that a material portion of the High Income Alternatives Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the High Income Alternatives Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

Performance

The High Income Alternatives Fund has not commenced investment operations. Once the High Income Alternatives Fund has a performance record of at least one calendar year, a bar chart and performance table will be included in this Prospectus. Updated performance information is available on the High Income Alternatives Fund’s website at www.mastersfunds.com.

Fund Summary	7

Litman Gregory Masters High Income Alternatives Fund — (Continued)

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE HIGH INCOME ALTERNATIVES FUND SINCE:
Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Co-Portfolio Manager	2018

	Jack Chee, Principal, Senior Research Analyst and Co-Portfolio Manager	2018

	Jason Steuerwalt, CFA, Senior Research Analyst and Co-Portfolio Manager	2018

SUB-ADVISOR	PORTFOLIO MANAGER
Ares Management LLC	Greg Mason, CFA, Managing Director and Portfolio Manager	2018

	Troy Ward, Managing Director and Portfolio Manager	2018
Brown Brothers Harriman & Co.	Andrew P. Hofer, Managing Director, Portfolio Manager and Head of Taxable Portfolio Management	2018

	Neil Hohmann, Managing Director, Head of Structured Products and Portfolio Manager	2018

	Paul Kunz, CFA, Senior Vice President and Portfolio Manager	2018
Guggenheim Partners Investment Management, LLC	Scott Minerd, Chairman of Investments, Global Chief Investment Officer, Managing Partner and Portfolio Manager	2018

	Anne Walsh, CFA, Chief Investment Officer – Fixed Income, Senior Managing Director and Portfolio Manager	2018

	Steven Brown, CFA, Managing Director and Portfolio Manager	2018

	Adam Bloch, Director and Portfolio Manager	2018
Neuberger Berman Investment Advisers LLC	Derek Devens, CFA, Managing Director and Senior Portfolio Manager	2018

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Fund” section on page 9 of this Prospectus.

8	Litman Gregory Funds Trust

Summary of Other Important Information Regarding the Fund

Transaction Policies

You may purchase, redeem or exchange High Income Alternatives Fund shares on any business day by written request via mail (Litman Gregory Funds Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219922, Kansas City, MO 64121-9922), by wire transfer, by telephone at 1-800-960-0188, or through a financial intermediary. The minimum initial and subsequent investment amounts for the High Income Alternatives Fund are shown below.

Fund/Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
High Income Alternatives Fund(1)
Regular
- Institutional Class	$100,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$5,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	$2,500	$250	$2,500

(1)

The minimum investment amounts may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with the High Income Alternatives Fund or the distributor of the Fund and for investments effected on a group basis by certain other entities and their employees, such as investments pursuant to a payroll deduction plan and asset-based or wrap programs. Please consult your financial intermediary for information about minimum investment requirements. The High Income Alternatives Fund reserves the right to change or waive the minimum initial and subsequent investment requirements at any time. The High Income Alternatives Fund reserves the right to close purchases to new investors at any time.

Tax Information

Depending on the character of income distributed, the High Income Alternatives Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the High Income Alternatives Fund through a broker-dealer or other financial intermediary (such as a bank), the High Income Alternatives Fund and/or Litman Gregory may pay the intermediary for the sale of High Income Alternatives Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the High Income Alternatives Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary of Other Important Information Regarding the Fund	9

Description of Principal Investment Risks

All mutual funds carry a certain amount of risk. The High Income Alternatives Fund’s returns will vary, and you could lose money on your investment in the Fund. An investment in the High Income Alternatives Fund is not a deposit of a bank and is not insured, endorsed or guaranteed by any financial institution, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The principal risks for the High Income Alternatives Fund are identified in the Fund’s Summary Section and are described in further detail below. Additional information about the principal risks is included in the High Income Alternatives Fund’s Statement of Additional Information (the “SAI”).

Asset-Backed Securities Risk

The Fund may invest in asset-backed securities (“ABS”), which are debt obligations or debt securities that entitle the holders thereof to receive payments that depend primarily on the cash flow from underlying financial assets, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities. An ABS is typically created by the sale of assets or collateral to a conduit, generally a bankruptcy-remote vehicle such as a grantor trust or other special-purpose entity, which becomes the legal issuer of the ABS. Interests in or other securities issued by the trust or special-purpose entity, which give the holder thereof the right to certain cash flows arising from the underlying assets, are then sold to investors through an investment bank or other securities underwriter.

The structure of an ABS and the terms of the investors’ interest in the collateral can vary widely depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution. Holders of ABS bear various risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks and legal risks.

Credit risk is an important issue in ABS because of the significant credit risks inherent in the underlying collateral and because issuers are primarily private entities. Credit risk arises from losses due to defaults by the borrowers in the underlying collateral or the issuer’s or servicer’s failure to perform. Market risk arises from the cash-flow characteristics of the security, which for many ABS tend to be predictable. The greatest variability in cash flows comes from credit performance, including the presence of early amortization or acceleration features designed to protect the investor if credit losses in the portfolio rise well above expected levels. Interest-rate risk arises for the issuer from the relationship between the pricing terms on the underlying collateral and the terms of the rate paid to security holders. ABS are subject to the risk that a change in interest rates may influence the pace of prepayments of the underlying securities which, in turn, affects yields on an absolute basis. Liquidity risk can arise from increased perceived credit risk. For example, liquidity can also become a significant problem if concerns regarding credit quality lead investors to avoid the securities issued by the relevant special-purpose entity. Operations risk arises through the potential for misrepresentation of asset quality or terms by the originating institution, misrepresentation of the nature and current value of the assets by the servicer and inadequate controls over disbursements and receipts by the servicer. Structural risk may arise through investments in ABS with structures (for example, the establishment of various security tranches) that are intended to reallocate the risks entailed in the underlying collateral (particularly credit risk) in ways that give certain investors less credit risk protection (i.e., a lower priority claim on the cash flows from the underlying pool of assets) than others. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets.

Further, credit risk retention requirements for ABS may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Fund may invest. Although the impact of these requirements is uncertain, certain additional costs may be passed to the Fund and the Fund’s investments in ABS may be adversely affected. Many of the other changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), or foreign regulatory developments could materially impact the value of the Fund’s assets, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund’s performance.

10	Litman Gregory Funds Trust

Additional risks relating to investments in ABS may arise because of the type of ABS in which the Fund invests, defined by the assets collateralizing the ABS. For example, collateralized mortgage obligations may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities, and may be more volatile or less liquid than other mortgage-backed securities. In addition, ABS backed by aircraft loans and leases may provide the Fund with a less effective security interest in the related underlying collateral than do mortgage-related securities and, thus, it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these ABS. In addition to the risks inherent in ABS generally, risks associated with aircraft securitizations include but are not limited to risks related to commercial aircraft, the leasing of aircraft by commercial airlines and the commercial aviation industry generally. With respect to any one aircraft, the value of such aircraft can be affected by the particular maintenance and operating history for the aircraft or its components, the model and type of aircraft, the jurisdiction of registration (including legal risks, costs and delays in attempting to repossess and export such aircraft following any default under the related loan or lease) and regulatory risk. The Fund may invest in these and other types of ABS that may be developed in the future.

• Residential Mortgage-Backed Securities – Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac.” Non-agency MBS is subject to the risk that the value of such security will decline because, among other things, the security is not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise. These securities are often subject to greater credit risk than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS, thus these securities may be subject to greater price fluctuation than agency MBS. Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. Mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect the Fund’s holdings of mortgage-backed securities. In light of the current interest rate environment, the Fund’s investments in these securities may be subject to heightened interest rate risk.

• Commercial Mortgage-Backed Securities – Commercial mortgage backed securities (“CMBS”) are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. Investments in CMBS are subject to the risks of ABS generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk.

Description of Principal Investment Risks	11

Description of Principal Investment Risks — (Continued)

Below Investment-Grade Fixed Income Securities Risk	Below investment-grade fixed income securities (also known as “junk bonds”) are considered speculative. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities may be subject to greater risks than those of higher rated fixed income securities, including greater risk of default. The market value of below investment-grade fixed income securities is more sensitive to individual corporate developments and economic changes than higher rated securities. Adverse publicity and investor perceptions, whether or not accurate, regarding below investment-grade fixed-income securities may depress prices and diminish liquidity for such securities. The market for below investment-grade fixed-income securities may be less active than the market for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish the High Income Alternatives Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby giving rise to valuation risk. In addition, the High Income Alternatives Fund may incur additional expenses if a holding defaults and the High Income Alternatives Fund has to seek recovery of its principal investment. Below investment-grade fixed-income securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the High Income Alternatives Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.
Collateral Risk	If the Fund’s financial instruments are secured by collateral, the issuer may have difficulty liquidating the collateral and/or the Fund may have difficulty enforcing its rights under the terms of the securities if an issuer defaults. Collateral may be insufficient or the Fund’s right to the collateral may be set aside by a court. Collateral will generally consist of assets that may not be readily liquidated, including for example, equipment, inventory, work in the process of manufacture, real property and payments to become due under contracts or other receivable obligations. There is no assurance that the liquidation of those assets would satisfy an issuer’s obligations under a financial instrument. Non-affiliates and affiliates of issuers of financial instruments may provide collateral in the form of secured and unsecured guarantees and/or security interests in assets that they own, which may also be insufficient to satisfy an issuer’s obligations under a financial instrument.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk

Investments in collateralized loan obligations (“CLOs”) carry the same risks as investments in loans directly, such as interest rate risk, credit and liquidity and valuation risks, and the risk of default. These investments are also subject to the risks associated with a decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to these types of securities as a class. CLOs issue classes or “tranches” that vary in risk and yield. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A CLO may experience substantial losses attributable to loan defaults. The Fund’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches, (iii) market anticipation of defaults, and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which the Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.

Collateralized debt obligations (“CDOs”) are structured similarly to CLOs, but are backed by pools of assets that are debt securities rather than only loans, typically including bonds, other structured finance securities (including other ABS and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by the Fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which the Fund may invest. CDOs collateralized by pools of ABS carry the same risks as investments in ABS directly, including losses with respect to the collateral underlying those ABS. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.

12	Litman Gregory Funds Trust

Convertible Securities Risk	Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in an issuer’s capital structure than equity securities, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; and the issuer’s operating results, financial statements and credit ratings. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.
Credit Risk	Credit risk is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payments of principal and/or interest, or to otherwise honor its obligations. The High Income Alternatives Fund will be subject to credit risks with respect to the counterparties of its derivative transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter (“OTC”) derivative transactions, such as foreign currency transactions. As a result, in instances where the High Income Alternatives Fund enters into OTC derivative transactions, the High Income Alternatives Fund will be subject to the risk that its direct counterparties will not perform their obligations under the transactions and that the High Income Alternatives Fund will sustain losses or be unable to realize gains.
Currency Risk	Investing in foreign currencies exposes the fund to fluctuations in currency exchange rates. Fluctuations in the exchange rates between different currencies may negatively affect an investment. The High Income Alternatives Fund may be subject to currency risk because it may invest a significant portion of its assets in currency-related instruments, such as forward currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, cross-currency instruments (such as swaps) and direct investments in foreign currencies. The High Income Alternatives Fund also is subject to currency risk because it may invest in securities or other instruments denominated in, or receive revenues in, foreign currencies. The sub-advisors may elect not to hedge currency risk, which may cause the High Income Alternatives Fund to incur losses that would not have been incurred had the risk been hedged.
Debt Securities Risk	The value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate, sometimes rapidly, in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. The prices of debt securities can be volatile, and there can be severe limitations in the ability to value or sell certain debt securities, including those that are of higher credit quality, during periods of reduced credit market liquidity such as the one that the market experienced in 2008 and 2009.

Description of Principal Investment Risks	13

Description of Principal Investment Risks — (Continued)

Derivatives Risk

Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument, and the reference instrument may not perform as anticipated. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing of income recognition and character of taxable distributions payable to shareholders. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.

Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund’s ability to pursue other opportunities as they arise. Segregated assets are not available to meet redemptions. The amount of assets required to be segregated will depend on the type of derivative the Fund uses and the nature of the contractual arrangement. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. The Fund may remain obligated to meet margin requirements until a derivatives position is closed.

Although the Fund may use derivatives to attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses.

14	Litman Gregory Funds Trust

Additional risks associated with certain types of derivatives are discussed below:

Options Risk. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, in the case of a covered call, that gain may be offset by a decline in the market value of the underlying instrument during the option period.

When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument and the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.

If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid and the use of those funds.

Forward Contracts Risk. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).

Futures Contracts Risk. The High Income Alternatives Fund may invest in futures contracts. The loss that may be incurred by entering into futures contracts could exceed the amount of the premiums paid and may be potentially unlimited. Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small movement in the price or value of a futures contract increases the risk of losing more than the amount initially invested by the Fund. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not be provided the same protections as provided by U.S. exchanges.

Description of Principal Investment Risks	15

Description of Principal Investment Risks — (Continued)

P-Notes Risk. The High Income Alternatives Fund may invest in P-Notes. P-Notes are a type of equity-linked derivative generally issued by banks or broker-dealers and are designed to replicate the performance of the underlying equity securities. P-Notes are typically utilized to obtain exposure in certain non-U.S. markets where direct investment in a company’s equity is not permitted or otherwise feasible. Even though a P-Note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate due to transaction costs and other expenses. P-Notes represent unsecured, unsubordinated contractual rights of the issuer and do not confer any right, title or interest in respect to the underlying equity securities or provide rights against the issuer of the underlying securities. For this reason, in addition to the risks normally associated with a direct investment in the underlying securities, P-Notes are subject to counterparty risk if the issuer of the P-Note is unable or refuses to perform under the terms of the P-Note and must rely on the creditworthiness of the counterparty for its investment returns on the P-Notes. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. P-Notes are also not traded on exchanges, are privately issued, and may be illiquid. There can be no assurance that the trading price or value of P-Notes will equal the value of the underlying value of the equity securities they seek to replicate.

Credit Default Swaps Risk. The High Income Alternatives Fund may enter into credit default swap agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract, provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller is normally obligated to pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. If the Fund writes a credit default swap, it would normally be required to segregate liquid assets equal in value to the notional value of the reference obligation.

Total Return Swaps Risk. The High Income Alternatives Fund may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of London Interbank Offered Rate (“LIBOR”) based cash flows. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. No notional amounts are exchanged with total return swaps. The total return receiver assumes the entire economic exposure – that is, both market and credit exposure – to the reference asset. The total return payer – often the owner of the reference obligation – gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset.

16	Litman Gregory Funds Trust

Distressed Companies Risk

Investments in distressed companies typically involve the purchase of high-yield bonds (also known as “junk bonds”), or comparable unrated debt securities, or the purchase of direct indebtedness (or participations in the indebtedness) of such companies. Indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank or insurance company. Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or insurance companies. By purchasing all or a part of a company’s direct indebtedness, a Fund, in effect, steps into the shoes of the lender. If the loan is secured, the High Income Alternatives Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The High Income Alternatives Fund also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy. Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.

The purchase of indebtedness or loan participations of a troubled company always involves the risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost. Purchasers of participations, such as the High Income Alternatives Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the High Income Alternatives Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness. When the High Income Alternatives Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.

Emerging Markets Risk	Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Emerging markets may be under-capitalized, have less developed legal and financial systems or have less stable currencies than markets in the developed world. Emerging market securities are securities that are issued by companies with their principal place of business or principal office in an emerging market country; or securities issued by companies for which the principal securities trading market is an emerging market country. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment and Emerging Markets Risk” and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn. The Fund defines an emerging market country as any country that is included in the MSCI Emerging Markets Index.
Equity Securities Risk	The value of equity securities may fluctuate, sometimes rapidly and unexpectedly, due to various factors, including factors affecting the general market, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, and factors directly related to a specific company, such as significant decisions made by its management. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. The prices of equity securities may also experience greater volatility during periods of challenging market conditions such as the one that the market recently experienced. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Description of Principal Investment Risks	17

Description of Principal Investment Risks — (Continued)

Foreign Investment and Emerging Markets Risk	Investing in foreign (non-U.S) securities may expose the High Income Alternatives Fund to risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in currency conversion rate, currency blockages, and adverse political, social and economic developments affecting a foreign country. In addition, foreign securities may have less publicly available information and may be more volatile and/or less liquid. Investments in foreign securities could also be affected by factors such as differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, smaller and less-strict regulation of securities markets, restrictions on receiving investment proceeds from a foreign country, and potential difficulties in enforcing contractual obligations. These risks are greater in the emerging markets. Additional information about the risks of emerging markets is described under “Emerging Markets Risk.”
Interest Rate Risk	Changes in interest rates may cause the value of debt securities to decline. Generally, the value of debt securities rise when prevailing interest rates fall, and fall when prevailing interest rates rise. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.
Investment in Investment Companies Risk

The Fund and its shareholders may incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses, and shareholders will incur the operating expenses of these investment vehicles. In addition, the Fund will be subject to those risks affecting the investment vehicle, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their net asset value. The purchase of shares of some investment companies (such as CEFs and ETFs) may require the payment of substantial premiums above the value of such companies’ portfolio securities or net asset values.

The Fund may, from time to time, invest a portion of its assets in investment companies advised by a sub-advisor, or an affiliate of the sub-advisor.

An underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. The underlying investment vehicles may engage in investment strategies or invest in specific investments in which the Fund would not engage or invest directly.

The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest.

The underlying investment companies or other investment vehicles in which the Fund invests are often institutional funds owned by a small number of shareholders and are thus also subject to the risk that shareholders redeem their shares rapidly, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Fund.

An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, an investment in an ETF may be subject to additional risk, including: the ETF’s shares may trade at a discount or premium relative to the net asset value of the shares; an active trading market may not develop for the ETF’s shares; the listing exchange may halt trading of the ETF’s shares; the ETF may fail to correctly track the referenced asset (if any); and the ETF may hold troubled securities in the referenced index or basket of investments. Shares of CEFs frequently trade at a discount to their net asset value. Investments in CEFs that elect to be regulated as BDCs may be subject to a high degree of risk.

18	Litman Gregory Funds Trust

BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to the public equity markets or capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or private debt fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore carry risk of that particular sector or industry group. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various other risks, including management’s ability to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.
Investment in Loans Risk

Loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities and unfunded commitments, may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. The terms of certain loan agreements may cause certain loans to be particularly sensitive to changes in benchmark interest rates. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient or unavailable to meet the obligation of the borrower. Certain loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or incur other debt obligations. To the extent a loan does not have such covenants, an investment in the loan may be particularly sensitive to the risks associated with loan investments. The Fund’s interest in a particular loan and/or in a particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor. As a result, a loan may not be fully collateralized (and may be uncollateralized) and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled on a timely basis or at all. In addition, the Fund may have limited rights to exercise remedies against collateral or against an obligor when payments are delayed or missed.

Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. In addition, to the extent the Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund’s investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.

Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Loans and other debt instruments rated below “BBB” category by S&P or “Baa” category by Moody’s or unrated but assessed of similar quality are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

Description of Principal Investment Risks	19

Description of Principal Investment Risks — (Continued)

Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loan interests are subject to restrictions on transfer that may limit the ability of the Fund to sell the interests at an advantageous time or price. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which the Fund may invest will be relatively illiquid and difficult to value. Loans are often subject to restrictions on resale or assignment. The Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund. Transactions in loans are often subject to long settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to the Fund to make additional investments or to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices, taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash.

Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy or become insolvent. Bankruptcy or other court proceedings may delay, limit or negate the Fund’s ability to collect payments on its loan investments or otherwise adversely affect the Fund’s rights in collateral relating to the loan and the Fund may need to retain legal or similar counsel to help in seeking to enforce its rights. In addition, if the Fund holds certain loans, the Fund may be required to exercise its rights collectively with other creditors or through an agent or other intermediary acting on behalf of multiple creditors, and the value of the Fund’s investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.

The Fund values its assets on each business day that the New York Stock Exchange is open. However, because the secondary market for loans is limited and trading may be irregular, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available. In certain circumstances, the sub-advisor or its affiliates (including on behalf of clients other than the Fund) or the Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund might be unable to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the sub-advisor or the Fund determines not to receive non-public information about a borrower for loan investments, the Fund may be disadvantaged relative to other investors and the Fund may not take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims. The sub-advisor or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, the Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument.

20	Litman Gregory Funds Trust

Leverage Risk	Leverage may result from certain transactions, including the use of derivatives and borrowing. Although leverage creates an opportunity for increased income and gain, it also creates certain risks. For example, the use of leverage may cause the effect of an increase or decrease in the value of the High Income Alternatives Fund’s portfolio securities to be magnified and the High Income Alternatives Fund to be more volatile than if leverage was not used. Under normal circumstances, the High Income Alternatives Fund may borrow amounts up to one third of the value of its total assets except that it may exceed this limit to satisfy redemption requests or for other temporary purposes.
Market Risk	The market prices of securities owned by the High Income Alternatives Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets. The value or liquidity of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Securities may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously.
MLP Risk

An investment in MLP units involves some risks which differ from Equity Securities Risk. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.

• MLP Common Units. MLP common units can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (generally measured in terms of distributable cash flow). Prices of common units of individual MLPs also can be affected by fundamentals unique to the partnership, including earnings power and coverage ratios.

• MLP I-Shares. MLP I-Shares represent an ownership interest issued by an MLP affiliate, typically an LLC, which owns an interest in and manages the MLP. MLP I-Shares may be subject to illiquid securities risk because of their potentially relatively smaller size. I-Shares may trade at a discount to their related MLP units, despite having an economic value equivalent to an MLP unit and an equal claim on the cash flows underlying the investment.

• General partner interests in MLPs are typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holders of a general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. Conflicts of interest may arise between the general partners or managing member on the one hand, and the limited partners or members on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Description of Principal Investment Risks	21

Description of Principal Investment Risks — (Continued)

MLP Tax Risk	The Fund’s ability to meet its investment objectives depends, in large measure, on the level of dividends, distributions or income it receives from the MLPs in which it invests and on the MLPs’ continued treatment as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be taxable to the Fund as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes. In addition, any distributions that the Fund receives from an MLP that were treated as dividends in the hands of the Fund could materially affect the tax character of the Fund’s distributions to shareholders. Moreover, in the case of an MLP treated as a corporation for U.S. federal income tax purposes, any items of loss or deduction in excess of such MLP’s items of income or gain would not be treated as incurred directly by the Fund and would be permitted to be used only by such MLP. Therefore, in general, the classification of a MLP as a corporation for U.S. federal income tax purposes could adversely affect the Fund and its shareholders, including by (i) reducing the amount of cash available for distribution by the MLP to the Fund and, in turn, for distribution by the Fund to the Fund’s shareholders and (ii) reducing the value of the Fund’s investment in any such MLP and, in turn, the value of the Fund’s shares.
Mortgage-Backed Securities Risk	Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. The values of some mortgage-backed securities may expose the High Income Alternatives Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed securities.
Mortgage REIT Risk	Mortgage REITs (“mREITs”) are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon. Investing in mREITs involves certain risks related to investing in real property mortgages. In addition, mREITs must satisfy highly technical and complex requirements in order to qualify for the favorable tax treatment accorded to REITs under the Code. No assurances can be given that a mREIT in which the Fund invests will be able to continue to qualify as a REIT or that complying with the REIT requirements under the Code will not adversely affect such REIT’s ability to execute its business plan.

22	Litman Gregory Funds Trust

Municipal Securities Risk

The municipal securities market could be significantly affected by adverse political and legislative changes or litigation at the federal or state level, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may hinder its ability to pay interest and principal. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. The amount of public information available about municipal securities is generally less than that available about corporate securities.

In the case of insured municipal securities, insurance supports the commitment that interest payments will be made on time and the principal will be repaid at maturity. Insurance does not, however, protect the Fund or its shareholders against losses caused by declines in a municipal security’s market value. The sub-advisor generally looks to the credit quality of the issuer of a municipal security to determine whether the security meets the Fund’s quality restrictions, even if the security is covered by insurance. However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.

Municipal issuers may be adversely affected by high labor costs and increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. The secondary market for municipal securities may not be very liquid, which could limit the Fund’s ability to sell securities it is holding. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could affect the economic viability of facilities that are the sole source of revenue to support private activity bonds.

Multi-Style Management Risk	Because portions of the High Income Alternatives Fund’s assets are managed by different portfolio managers using different styles/strategies, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time that other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style. Litman Gregory’s and the sub-advisors’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that Litman Gregory’s judgment will produce the desired results. In addition, the High Income Alternatives Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case the Fund’s value may be adversely affected.
Portfolio Turnover Risk	High portfolio turnover involves correspondingly greater expenses, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to a Fund’s shareholders. Certain of the High Income Alternatives Fund’s investment strategies may result in it having higher portfolio turnover rates. Higher portfolio turnover may cause the Fund to experience increased transaction costs, dealer markups, brokerage expenses and other acquisition costs, and may cause shareholders to incur increased taxes on their investment in the Fund as compared to shareholders in investment companies that hold investments for longer periods. The portfolio managers do not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of the Fund, consistent with its investment objective and policies. Variations in portfolio turnover rates may be due to fluctuations in shareholder purchase, exchange and redemption transactions, market conditions or changes in the portfolio manager’s outlook.

Description of Principal Investment Risks	23

Description of Principal Investment Risks — (Continued)

Short Sale Risk	The High Income Alternatives Fund may suffer a loss if it sells a security short and the value of the security does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. Short sales expose the High Income Alternatives Fund to the risk that it may be compelled to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the High Income Alternatives Fund. The High Income Alternatives Fund’s investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, the High Income Alternatives Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the High Income Alternatives Fund. To meet current margin requirements, the High Income Alternatives Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.
Smaller Companies Risk	Securities of companies with smaller market capitalizations are generally more volatile and less liquid than the securities of large-capitalization companies. Small- and mid-sized companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management. Smaller companies may have no or relatively short operating histories or may be newer public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
Unfavorable Tax Treatment Risk	Various types of investments in which the High Income Alternatives Fund may invest, including derivatives, mortgage related securities, and REITs, may cause the High Income Alternatives Fund’s returns to be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

24	Litman Gregory Funds Trust

Fund Management and Investment Styles

The Advisor

The High Income Alternatives Fund is managed by Litman Gregory Fund Advisors, LLC (“Litman Gregory”), 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596. Litman Gregory has overall responsibility for assets under management, recommends the selection of managers as sub-advisors of the Fund (each, a “manager” or “sub-advisor”) to the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), evaluates the performance of the managers, monitors changes at the managers’ organizations that may impact their abilities to deliver superior future performance, determines when to rebalance the managers’ assets and the amount of cash equivalents (if any) that may be held in addition to cash in each of the managers’ sub-portfolios, coordinates with the managers with respect to diversification and tax issues and oversees the operational aspects of the Fund.

Jeremy DeGroot is a Trustee and President of the Trust and the Portfolio Manager of the High Income Alternatives Fund. He is also a Principal and Member of Litman Gregory Asset Management, LLC (“LGAM”), a research-oriented money management firm that wholly owns and provides research to Litman Gregory, and serves as its Chief Investment Officer. Prior to joining LGAM in 1999, DeGroot was a Manager in KPMG Peat Marwick’s Economic Consulting Services practice in 1998. From 1989 to 1997, he was a Senior Economist with the Law & Economics Consulting Group, Inc., providing economics and financial analysis to Fortune 500 clients. He has a Master’s degree in Economics from the University of California Berkeley.

Jack Chee is an Assistant Secretary of the Trust. He is also a Principal and Member of LGAM and serves as a Senior Research Analyst at the Advisor. Prior to joining LGAM in 2000, Chee was a Mutual Fund Analyst with Value Line Mutual Fund Survey. He has a BS degree in Mechanical Engineering from Drexel University.

Jason Steuerwalt is a senior Research Analyst at the Advisor. Prior to joining LGAM in 2013, Steuerwalt was a Vice President with Hall Capital Partners, focusing on absolute return hedge funds and opportunistic/private credit strategies.

DeGroot, Chee and Steuerwalt are the individuals at Litman Gregory primarily responsible for monitoring the day-to-day activities of the portfolio managers at the sub-advisors and for overseeing all aspects of Litman Gregory’s responsibilities with respect to the Fund.

Asset Level Limitations

Litman Gregory believes that high levels of assets under management can be detrimental to certain investment strategies. Litman Gregory also believes that relatively low levels of assets under management can provide flexibility to skilled investment managers that under certain circumstances may contribute positively to returns. The High Income Alternatives Fund may be closed to new shareholders, with certain exceptions approved by the Board, at asset levels that Litman Gregory and the sub-advisors believe to be optimal in allowing for a high degree of flexibility on a per-sub-advisor basis.

Sub-Advisor Evaluation and Selection

Litman Gregory is responsible for hiring and removing sub-advisors. Before hiring a sub-advisor, Litman Gregory performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of: the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. Litman Gregory’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts. Each of the sub-advisor’s management fee is also an important consideration. It is Litman Gregory’s objective to hire sub-advisors who it believes are skilled and can deliver strong market cycle returns when taking risk into account. For the High Income Alternatives Fund, Litman Gregory will favor managers who it believes focus on markets or investment strategies that are inherently low risk on an absolute basis or relative to their return potential; and managers who have a clearly risk-sensitive mindset in executing their portfolio strategy. Generally, Litman Gregory prefers managers who it believes will be able to add value through security selection and from tactical allocations to securities, markets or strategies at times when it believes such allocations are compelling from a risk/return perspective. Litman Gregory is responsible for the general overall supervision of the sub-advisors along with allocating the portfolio’s assets for their investment decisions as well as rebalancing the portfolio as necessary from time to time.

Multi-Manager Issues

More on Multi-Style Management: The investment methods used by the managers in selecting securities for the High Income Alternatives Fund vary. The segment of the Fund’s portfolio managed by a manager will, under normal circumstances, differ from the segments managed by the other managers with respect to portfolio composition, turnover, issuer capitalization and issuer financial condition. Because security selections are made independently by each manager, it is possible that a security held by one portfolio segment may also be held by other portfolio segments of the Fund or that several managers may simultaneously favor the same industry segment. Litman Gregory monitors the overall portfolio on an ongoing basis to ensure that such overlaps do not create an unintended industry concentration or result in lack of diversification.

Litman Gregory is responsible for establishing the target allocation of Fund assets to each manager and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the managers of the Fund. Litman Gregory is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by

Fund Management and Investment Styles	25

Fund Management and Investment Styles — (Continued)

Litman Gregory. Each manager independently selects the brokers and dealers to execute transactions for the segment of the Fund being managed by that manager.

At times, allocation adjustments in the High Income Alternatives Fund may be considered tactical with over- or under-allocations to certain managers based on Litman Gregory’s assessment of the risk and return potential of each manager’s strategy at that point in time. Manager allocations are also influenced by each manager’s historical returns and volatility, which are assessed by examining the performance of strategies run by the managers in their private (hedge) funds or other accounts that Litman Gregory believes to be similar to those that will be used for the High Income Alternatives Fund. Litman Gregory has analyzed the individual and combined performance of the High Income Alternatives Fund’s managers in a variety of investment environments.

In the event a manager ceases to manage a segment of the Fund’s portfolio, Litman Gregory will select a replacement manager or allocate the assets among the remaining managers. The securities that were held in the departing manager’s segment of the Fund’s portfolio may be allocated to and retained by another manager of the Fund or will be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences. Litman Gregory may also add additional managers in order to increase Fund diversification or capacity.

The SAI provides additional information about the compensation of each portfolio manager at each sub-advisor, other accounts managed by each portfolio manager, and each such portfolio manager’s ownership of securities of the Fund.

Temporary Defensive Positions: Under unusual market conditions or for temporary defensive purposes, a substantial part of the Fund’s total assets may be invested in cash or short-term, high-quality debt securities. To the extent that the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time. Defensive positions may be initiated by the individual portfolio managers or by Litman Gregory.

Multi-Manager Exemptive Order: The Trust and Litman Gregory have obtained an exemptive order from the SEC that permits Litman Gregory, subject to certain conditions, to hire, terminate and replace managers with the approval of the Board only and without shareholder approval. Within 60 days of the hiring of any new manager or the implementation of any proposed material change in a sub-advisory agreement with an existing manager, shareholders will be furnished information about the new manager or sub-advisory agreement that would be included in a proxy statement. The order also permits the Fund to disclose sub-advisory fees only in the aggregate in its registration statement. Pursuant to the order, shareholder approval is required before Litman Gregory enters into any sub-advisory agreement with a manager that is affiliated with the Fund or Litman Gregory.

Portfolio Holdings Information

A description of the High Income Alternatives Fund’s policies and procedures regarding disclosure of the Fund’s portfolio holdings can be found in the SAI, which can be obtained free of charge by contacting the Fund’s transfer agent (the “Transfer Agent”) at 1-800-960-0188.

Advisory Fees

The High Income Alternatives Fund pays a monthly investment advisory fee to Litman Gregory based on the Fund’s average daily net assets. The table below illustrates the base fee rates payable to Litman Gregory and the reduced fee rates payable on assets in excess of certain levels (breakpoints).

Fund	Advisory Fee (as a percentage of net assets)
High Income Alternatives Fund	Up to $1 billion	0.95%
	Between $1 billion and $2 billion	0.925%
	Between $2 and $3 billion	0.90%
	Between $3 and $4 billion	0.875%
	Over $4 billion	0.85%

Litman Gregory, not the Fund, is responsible for payment of the sub-advisory fees to the managers, each of whom is compensated monthly on the basis of the assets committed to its individual discretion.

Pursuant to an Operating Expenses Limitation Agreement (the “Expenses Limitation Agreement”), Litman Gregory has agreed to limit the operating expenses of the High Income Alternatives Fund, through April 30, 2020 (unless otherwise sooner terminated), to an annual rate of 0.98% for the Institutional Class and 1.23% for the Investor Class. Such annual rates are expressed as a percentage of the daily net assets of the Fund attributable to the applicable class. Any fee waiver or expense reimbursement made by Litman Gregory pursuant to the Expenses Limitation Agreement is subject to the repayment by the High Income Alternatives Fund within three (3) years of the date such amounts were waived or reimbursed, but only if the High Income Alternatives Fund, as appropriate, is able to make the repayment without exceeding the expense limitation in effect at the time of such waiver/reimbursement and the time of recoupment, and the repayment is approved by the Board. Operating expenses referred to in this paragraph includes management fees payable to Litman Gregory but exclude any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs. Litman Gregory Fund Advisors LLC has contractually agreed through April 30, 2020, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the High Income Alternative Fund’s daily net assets retained by Litman Gregory is 0.40% on the first $1 billion of assets, 0.375% on the next $1 billion of assets, 0.35% on the next $1 billion of

26	Litman Gregory Funds Trust

assets, 0.325% on the next $1 billion of assets and 0.30% on assets in excess of $4 billion. This agreement may be terminated at any time by the Board of Trustees of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to Litman Gregory, and Litman Gregory may decline to renew this agreement at its expiration on April 30, 2020 by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. While Litman Gregory has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement, Litman Gregory may be reimbursed for non-advisory related expenses.

A discussion regarding the Board’s basis for approving the High Income Alternatives Fund’s investment advisory agreement with Litman Gregory and each sub-advisor will be available in the Fund’s first Annual Report or Semi-Annual Report to Shareholders following the effective date of the Fund’s registration statement.

Fund Management and Investment Styles	27

Litman Gregory Masters High Income Alternatives Fund – Sub-Advisors

Litman Gregory’s strategy is to allocate the portfolio’s assets among the High Income Alternatives Fund’s four sub-advisors to provide investors a mix of strategies that Litman Gregory believes offer risk-return characteristics that are attractive individually and even more compelling collectively. Allocations among sub-advisors are based on several factors, including Litman Gregory’s expectation for the risk-adjusted return potential of each sub-advisor’s strategy and the impact on overall portfolio risk, with the objective of maximizing return subject to the goal of high income relative to investment-grade, fixed income portfolios without taking undue risk. Litman Gregory may at times adjust the allocations of capital to sub-advisors if it believes there is a highly compelling tactical opportunity in a particular sub-advisor’s strategy. Portfolio assets will be tactically allocated to the sub-advisors in accordance with the target allocation range for each sub-advisor specified in the table below, as measured at the time of allocation.

Sub-advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin-offs; as well as other opportunities in other areas. In the aggregate, the managers can invest globally in debt and equity securities of companies of any size, domicile or market capitalization, government and corporate bonds, loans, loan participation interests, mortgage or other asset-backed securities and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the High Income Alternatives Fund. They may also write options, invest in derivatives, including, without limitation, options, futures contracts, participatory notes (“P-Notes”) and swaps, to manage risk or enhance return and can also borrow amounts up to one third of the value of the High Income Alternatives Fund’s total assets (except that the High Income Alternatives Fund may exceed this limit to satisfy redemption requests or for other temporary purposes). Each of the managers may invest in illiquid securities; however, the High Income Alternatives Fund as a whole may not hold more than 15% of its net assets in illiquid securities.

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub-advisors focus on are as follows: (1) an equity income strategy, (2) a credit value strategy, (3) a multi credit strategy, and (4) an option income strategy. Other appropriate strategies may also be considered and added to (or removed from) the High Income Alternatives Fund.

The following table provides a description of the High Income Alternatives Fund’s strategies and their target levels of assets. Asset levels will fluctuate, and it is at the discretion of Litman Gregory to re-balance the asset allocations. A detailed discussion of the management structure of the High Income Alternatives Fund follows the table.

PORTFOLIO MANAGER(S)/SUB-ADVISOR	CURRENT TARGET ALLOCATION AND TARGET ASSET ALLOCATION RANGE	STRATEGY
Greg Mason, CFA Troy Ward Ares Management LLC	15% 10-20%	Equity Income
Andrew P. Hofer Neil Hohmann Paul Kunz, CFA Brown Brothers Harriman & Co.	32.5% 22.5-42.5%	Credit Value
Scott Minerd Anne Walsh, CFA Steven Brown, CFA Adam Bloch Guggenheim Partners Investment Management, LLC	32.5% 22.5-42.5%	Multi Credit
Derek Devens, CFA Neuberger Berman Investment Advisers LLC	20% 15-25%	Option Income

28	Litman Gregory Funds Trust

Litman Gregory Masters High Income Alternatives Fund Portfolio Managers

Equity Income Strategy

Greg Mason, CFA

Troy Ward

Ares Management LLC

2000 Avenue of the Stars, 12th Floor

Los Angeles, CA 90067

Greg Mason and Troy Ward are the co-portfolio managers responsible for the equity income strategy (the “Equity Income Strategy”), which is the segment of the High Income Alternatives Fund’s assets managed by Ares Management LLC (“Ares”). Mason is a Managing Director and Portfolio Manager in the Ares Credit Group, where he focuses on investing capital in publicly traded equities. Prior to joining Ares in 2016, Mason was a Managing Director at KBW and Stifel Financial where he was a Senior Equity Analyst with a focus on business development companies (“BDCs”). Previously, he was a Senior Equity Analyst at A.G. Edwards where he focused on BDCs, mortgage servicers, asset managers and life insurance companies. Ward is a Managing Director and Portfolio Manager in the Ares Credit Group, where he focuses on investing capital in publicly traded equities. Prior to joining Ares in 2016, Ward was a Managing Director at KBW and Stifel Financial where he was a Senior Equity Analyst with a focus on BDCs. Previously, he was a Senior Equity Analyst at A.G. Edwards where he focused on BDCs, specialty finance and small-cap banks.

The managers of the Equity Income Opportunity strategy attempt to generate attractive total returns across market cycles, with a majority of that return coming from current portfolio income. The managers invest across a variety of publicly-traded income producing asset classes where Ares has specific expertise. Targeted investments include publicly traded BDCs, mortgage REITs (“mREITS”), master limited partnerships (“MLPs”), and selectively, credit-based closed-end funds (“CEFs”) trading at discounts to net asset value and other opportunistic income investments like preferred equity. The team actively seeks to add value by finding positions with capital appreciation potential and adjusting capital allocation across sectors based on relative value. Risk management on a position and portfolio level is designed to avoid significant losses from individual company developments, as well as from negative sector or macro events.

The team’s investment philosophy is best described as “bottom-up” with a “top-down” macro overlay. The research and analysis processes seek to identify attractive opportunities that may provide upside potential while capturing the existing yield and managing downside risk. They prefer to invest in companies with high quality management teams that have a history of investment discipline and strong operating performance, although they will opportunistically invest in lower quality assets and/or management teams if the valuation offers sufficient compensation. The managers believe long-term successful equity income investing is best achieved through fundamental company-specific research (including detailed credit and cash flow analysis), combined with deep industry knowledge and an understanding of management incentives and capabilities.

The managers believe that many income-oriented asset classes are more retail-investor owned (and thus likely to be less efficiently priced). For example, investor over-emphasis on one particular aspect of a company such as sensitivity to interest rates can trigger upside or downside as investors fall into group think, causing a stock or group of stocks to deviate materially from intrinsic value. Similarly, event-specific fear of a negative development may be over-emphasized and can drive stock prices well below intrinsic value. In the managers’ experience, often the realization of the event can provide upside as the cloud of fear and uncertainty is removed. BDCs especially were traditionally under-followed by institutional investors, a dynamic that has been exacerbated over the past several years after the BDCs were removed from the S&P and Russell indexes, creating a more attractive opportunity set for professional active managers.

The investment process begins with the assessment of company management. The managers believe that long-term performance of income-oriented value stocks is heavily impacted by management quality. The strategy’s heightened focus on management and portfolio analysis has been refined over time and the managers believe they have an informational advantage derived from their 15 years of closely following the company management teams within BDCs and mREITs (along with 8 years of MLP sector coverage). If management is poor, there must be a significant valuation discount or outside catalysts to drive value.

The team performs “surface level” financial analysis, using standard metrics to identify differentiation within sectors, helping them effectively target potential investments for further research. Considerations at this stage include return on equity (ROE), EPS growth, dividend coverage and outlook, asset valuations, balance sheet stability, historical and current credit metrics, and new loan origination capacity (or new project backlog and underlying producer activity in the case of MLPs). Companies that appear attractive are subject to deeper analysis, in which the managers attempt to add value through more detailed assessment of the companies’ assets (they have tracked portfolios at the loan level since inception for most finance companies in their universe, and maintain pipeline-level models of the relevant MLPs) and the identification of potential industry or company-level catalysts. At this stage, the broader Ares platform often proves valuable to the investment process, given the additional industry knowledge and research capabilities available to the investment team across public and private credit, real estate, and energy. Over time, the managers have refined their approach to more thoroughly include industry specific catalysts, market sentiment, regulatory risks, and macro-economic trends.

Valuation is the final component of the investment process, and the managers are disciplined about the prices they will pay, as entry valuation is ultimately one of the most important factors in

Litman Gregory Masters High Income Alternatives Fund – Sub-Advisors	29

Litman Gregory Masters High Income Alternatives Fund – Sub-Advisors — (Continued)

mitigating risk over reasonable holding periods, although changes in investor sentiment can of course cause losses in the short- or even medium-term. The team will estimate upside and downside for potential investments using standard valuation processes and metrics, including price/book (P/B), price/earnings (P/E), dividend yield, enterprise value/EBITDA, etc. The team is willing to think somewhat differently than consensus in the past to account for economic reality not reflected in the traditional metrics, such as using adjusted EBITDA numbers to reflect the fact that MLPs had to pay an increasing portion of their earnings to their general partner parent company, which reduced cash available for unitholders.

The managers have a target price and forward looking expected return for every position in the portfolio. Target prices take into account expected P/B values, earnings yields, and dividend yields, with an overlay using of expected earnings and dividend growth, book value stability, credit quality and qualitative management analysis. Downside risk, particularly in the BDC industry, may be assessed by understanding worst case book value, cash flow generation, and reasonable P/B multiples during a recession. The managers prefer to see 10-20 percentage points more upside than downside; however, these ratios are often significantly influenced by the timing of market cycles, probabilities of various macro-economic conditions and company-specific situations.

Credit Value Strategy

Andrew P. Hofer

Neil Hohmann

Paul Kunz, CFA

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

Andrew Hofer, Neil Hohmann and Paul Kunz are the portfolio managers primarily responsible for the credit value strategy (the “Credit Value Strategy”), which is the segment of the High Income Alternatives Fund’s assets managed by Brown Brothers Harriman & Co. (“BBH”) through its separately identifiable department known as the BBH Mutual Fund Advisory Department. Hofer is a Managing Director of BBH with 29 years of combined industry and investment experience. He joined BBH in 1988. Hofer has served as a Managing Director since 2000. Hohmann is a Managing Director of BBH with 20 years of investment experience. Hohmann served as a Senior Vice President from 2010-2017. Kunz is a Senior Vice President of BBH with 20 years of investment experience. He has earned the right to use the Chartered Financial Analyst designation.

The sub-advisor seeks to achieve the fund’s investment objective by investing its segment of the fund in fixed-income securities it believes to have the potential for excess return. The sub-advisor’s investment strategy will be to invest in fixed income securities from a wide variety of sectors, including asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), corporate bonds, floating-rate loans and municipal bonds. The sub-advisor expects to invest in structured and corporate securities. The sub-advisor’s emphasis is expected to be on A/BBB-rated asset backed securities and BBB/BB-rated corporate securities, as these ratings segments have historically offered attractive risk-adjusted returns, along with low default rates. The sub-advisor will also invest in U.S. Treasury futures to manage duration of the portfolio, which allows individual security selection to be managed without regard to portfolio duration. The sub-advisor will not typically own CCC rated or distressed securities.

The sub-advisor will consider investments based on a bottom-up assessment of opportunities and the risk/return potential of the yield curve. The investment strategy’s duration is flexible and the sub-advisor seeks to maintain a duration that is consistent with positive returns over longer time periods. The sub-advisor will consider the macroeconomic environment from the perspective of risk-management through economic cycles. The sub-advisor’s valuation process starts with the concept that credit spreads revert to the mean and that spread deviations relative to a long-term average indicate potential spread compression or spread widening. The sub-advisor applies this valuation framework to all economic sectors by credit rating and maturity.

The sub-advisor’s investment process is based on fundamental credit research. The sub-advisor identifies fixed income securities for potential purchase for the portfolio based on four fundamental criteria: a durable operating model, effective management, attractive/appropriate structure, and transparency. A durable credit is one where the sub-advisor believes an issuer’s revenue stream and its financial structure can withstand a wide range of economic and regulatory scenarios. When assessing management, the sub-advisor looks for issuers with a long, proven track record of execution (especially through a downturn), commitment to capital markets access, and incentives that are aligned with creditors’ interests. With regard to appropriate bond structures, the sub-advisor requires the level and variability of an issuer’s revenues to comfortably support ongoing operations and the capital structure.

The sub-advisor’s assumption of credit risk is valuation driven. When valuing securities/credits, and assessing an attractive margin of safety, the sub-advisor applies the same valuation approach across all sectors (ABS, CMBS, corporate credit, and municipal bonds). The sub-advisor seeks to buy securities at discounted valuations, inclusive of a sufficient margin of safety, that are created by excess short-term price volatility. The sub-advisor will make investments when it believes a security’s potential excess return more than compensates the fund for default risk, liquidity risk, and the embedded optionality of a bond. The sub-advisor may sell securities for several reasons including to adjust the portfolio’s average maturity, move into more attractively valued securities, take gains, the investment thesis changed, or to meet redemption requests.

30	Litman Gregory Funds Trust

Multi Credit Strategy

Scott Minerd

Anne Walsh, CFA

Steven Brown, CFA

Adam Bloch

Guggenheim Partners Investment Management, LLC

100 Wilshire Boulevard, 5th Floor

Santa Monica, CA 90401

Scott Minerd, Anne Walsh, Steven Brown and Adam Bloch are the co-portfolio managers responsible for the multi credit strategy (the “Multi Credit Strategy”), which is the segment of the High Income Alternatives Fund’s assets managed by Guggenheim Partners Investment Management, LLC (“Guggenheim”). Minerd is Chairman of Guggenheim Investments and Global Chief Investment Officer of Guggenheim Partners. Minerd leads Guggenheim’s research on global macroeconomics and guides the firm’s investment strategies. Previously, Minerd was a Managing Director with Credit Suisse First Boston in charge of trading and risk management for the Fixed Income Credit Trading Group. He was responsible for the corporate bond, preferred stock, money markets, U.S. government agency and sovereign debt, derivatives securities, structured debt and interest rate swaps trading business units. Minerd is a member of the Federal Reserve Bank of New York’s Investor Advisory Committee on Financial Markets, helping advise the NY Fed President about financial market developments, risks to the financial system and steps that can be taken to understand and mitigate these risks. He is an advisor to the Organization for Economic Cooperation and Development (OECD) on long-term investments and is a contributing member of the World Economic Forum (WEF) and their Global Agenda Council on the Arctic. Walsh joined Guggenheim in 2007, and is Chief Investment Officer – Fixed Income, and head of the Portfolio Construction Group and Portfolio Management. She oversees more than $185 billion in fixed-income investments including Agencies, Credit, Municipals, and Structured Securities. She is responsible for portfolio design, strategy, sector allocation and risk management, as well as conveying Guggenheim’s macroeconomic outlook to Portfolio Managers and fixed income Sector Specialists. Walsh specializes in liability-driven portfolio management. Prior to joining Guggenheim, she served as Chief Investment Officer at Reinsurance Group of America, and also held roles at Zurich Scudder Investments, Lincoln Investment Management and American Bankers Insurance Group. She has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute. Brown joined Guggenheim in 2010 and is a Portfolio Manager for Guggenheim’s Active Fixed Income and Total Return mandates. He works with the Chief Investment Officers and other members of the Portfolio Management team to develop and execute portfolio strategy. Additionally, he works closely with the Sector Teams and Portfolio Construction Group. Prior to joining Portfolio Management in 2012, Brown worked in the Asset Backed Securities group. His responsibilities on that team included trading and evaluating investment opportunities and monitoring credit performance. Prior to joining Guggenheim,

Brown held roles within structured products at ABN AMRO and Bank of America in Chicago and London. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute. Bloch joined Guggenheim in 2012 and is a Portfolio Manager for Guggenheim’s Active Fixed Income and Total Return mandates. Bloch works with the Chief Investment Officers and other Portfolio Managers to develop portfolio strategy that is in line with the firm’s views. He oversees strategy implementation, working with research analysts and traders to generate trade ideas, hedge portfolios, and manage day-to-day risk. Prior to joining Guggenheim, he worked in Leveraged Finance at Bank of America Merrill Lynch in New York where he structured high-yield bonds and leveraged loans for leveraged buyouts, restructurings, and corporate refinancings across multiple industries.

The managers of the Multi Credit Strategy seek to maximize total return through a combination of current income and capital appreciation. The team seeks to achieve its investment objective by investing in a wide range of fixed-income assets selected from a variety of credit sectors including, but not limited to, corporates, structured credit, U.S. government and agency, municipals, and other credit sectors. The investments can be across the capital structure including but not limited to senior secured, unsecured, second lien, other mezzanine including preferred, and equity. The strategy seeks opportunities across fixed-income market sectors, especially in non-index-eligible securities. In addition, the team may invest in derivatives or other asset classes to meet its investment objective. The strategy is flexible and is not constrained by duration, sector, issuer, or credit quality. As such, the strategy does not target any specific benchmark exposure to sectors, security weightings, and credit quality.

Guggenheim believes that an emphasis on capital preservation, while capturing attractive yields and a sustainable income component, is the surest path to superior long-term investment results. The firm strongly believes that fixed-income markets are inefficient, and as a result Guggenheim focuses on bottom-up, fundamental research to identify securities with attractive relative value, where prices do not accurately reflect a security’s intrinsic value for a given risk profile. In-house macroeconomic views serve as a “roadmap” to inform and guide portfolio construction considerations such as duration and credit quality, as well as sector weightings.

Credit selection is conducted by a deep team of sector and security analysts. The focus is on understanding the underlying business, issuer financial strength, risks pertaining to cash flows, the capital structure (seniority of payments), debt covenants, among other considerations. This analysis involves comprehensive industry analysis that incorporates inputs from industry experts, competitors, suppliers, servicers, and customers. It also integrates a thorough analysis of creditworthiness under a variety of downside stress-test scenarios and leverages a dedicated legal team to assist in examining and assessing pertinent covenants and terms that may affect issues.

Litman Gregory Masters High Income Alternatives Fund – Sub-Advisors	31

Litman Gregory Masters High Income Alternatives Fund – Sub-Advisors — (Continued)

Risk management plays a prominent role in the investment process. At a high-level, the team studies a wide range of economic and market scenarios, and assesses the possible impact these scenarios could have on the portfolio. Scenarios can include those driven by macroeconomic risks, changes in regulation, broad sector trends, or an assessment of liquidity at the sector, security, and industry levels. Moreover, the team seeks to understand how specific changes in portfolio composition would lessen the downside, such as upgrading credit quality or including different types of security structures. Scenario analysis at the portfolio level also includes the impact of various interest-rate changes along different tenors of the curve.

At the portfolio level, the team might examine the effect of sudden mark-to-market shocks on the portfolio by assuming widening yield spreads for specific portfolio exposures. The team will also examine risks to specific sectors under a given stress-test scenario to quantify the potential downside risk. Risk management is also expressed through portfolio diversification, both across and within fixed-income sectors, position size limits, prudent yield-curve positioning, loss thresholds, and other measures.

Securities may be sold for several reasons including to adjust the portfolio’s average maturity, shift assets into or out of higher-quality securities, move into more attractively valued securities, take gains, or to meet redemption requests.

Option Income Strategy

Derek Devens, CFA

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

Derek Devens is the portfolio manager responsible for the option income strategy (the “Option Income Strategy”), which is the segment of the High Income Alternatives Fund’s assets managed by Neuberger Berman Investment Advisers LLC (“Neuberger Berman”). Devens joined Neuberger Berman in 2016 and is a Managing Director and Senior Portfolio Manager of the Option Group. Prior to Neuberger Berman, he was responsible for both Research and Portfolio Management at Horizon Kinetics. Devens was a member of the Investment Committee and responsible for co-managing the Kinetics Alternative Income Fund and various separate account strategies. Prior to Horizon Kinetics, he was a Vice President with Goldman Sachs’ Global Manager Strategies Group where he was responsible for conducting investment manager research. He has been awarded the Chartered Financial Analyst designation.

In executing the Option Income Strategy, Devens writes put options on U.S. equity indexes, a strategy conceptually similar to that utilized by the Chicago Board Options Exchange (CBOE) S&P 500 PutWrite Index (the “Put Index”). However, by utilizing thoughtful active management, he seeks to reduce the path dependence of the Put Index, as well as manage risk and seek attractive returns relative to the Put Index. While the Put Index writes one at-the-money (ATM) put option on the S&P 500 Index each month, Devens will seek to diversify the underlying options held by the strategy by strike price and expiration date by writing a series of short dated put options on diversified U.S. equity indexes, laddered across expiration dates, intending for option exposures to be relatively consistent across options tenors (i.e., the time left until an option contract expires). Options are rolled in a manner that seeks to preserve this laddered structure. This diversification is intended to seek to reduce the likelihood of a series of negative short-term outcomes in a row that could result from selling only one put per month.

Another critically important difference between the Put Index and the strategy Devens will manage for the fund is the selection of the level of ‘moneyness’ of the options sold (ATM versus out-of-the money, or “OTM”). The fund’s options will primarily be OTM, vs the Put Index selling ATM options. The fund attempts to generate returns through the receipt of option premiums from selling puts, as well as through investments in fixed income instruments, which collectively are intended to reduce volatility relative to what it would be if the fund held the underlying equity index on which the options are written. The fund’s investments in fixed income instruments will typically be in short duration U.S. Treasuries and are intended to provide liquidity and preserve capital and will serve as collateral for the fund’s investments in options.

Risk management is a function of a number of factors, one being the overall sizing of the allocation at the fund level, since the strategy can have significant equity correlation (but has historically exhibited lower beta than broad-based U.S. equity indices as demonstrated by the PUT Index compared to the S&P 500 Index). Secondly, the selection of ATM or OTM, and how far OTM, influences the level of risk materially. Lastly, Devens seeks to actively reduce downside exposures to mitigate equity risk by buying back a portion of the put options that are underwater and selling new put options at higher premiums. Put writing is not a strategy built on a philosophy of explicit risk avoidance; rather, it is rooted in seeking receipt of option premiums in exchange for taking on the risk of a decline in U.S. broad based equity indices. As such, investors in the strategy accept limited upside returns relative to U.S. broad-based equity indices in exchange for the potential for option premiums to mitigate equity risk.

In a put writing strategy, the fund (as the seller of the option) receives premiums from the purchaser of the option in exchange for providing the purchaser with the right to sell the underlying instrument to the fund at a specific price (i.e., the strike price). If the market price of the instrument underlying the option exceeds the strike price, it is anticipated that the option would go unexercised and the fund would earn the full premium upon the option’s expiration or a portion of the premium upon the option’s early termination. If the market price of the instrument underlying the option drops below the strike price, it is anticipated that the option would be exercised and the fund would pay the option buyer the difference between the market

32	Litman Gregory Funds Trust

value of the underlying instrument and the strike price. The amount of premium varies according to a number of factors, including the market perception of risk, the length of the option, and whether the option is ATM when written (riskier for the seller, which necessitates a higher premium) or OTM and by how much. The further OTM the option is, the less likely the index is to decline below the strike price, and thus the less likely the option seller is to be required to make a payment to the option buyer, thus the premium collected by the seller necessarily is lower.

The potential returns to equity index put writing come from two risk premia plus the return on collateral, which is typically invested in relatively conservative, short-duration fixed income. The first is the equity risk premium, or the return investors earn for holding equity risk. Devens believes that investors should also acknowledge the natural corollary related to options on stock indexes. Devens believes that for equity markets to be efficient, investors who assume exposure to the downside risk of an equity index should seek to earn a portion of the long-term equity risk premium over longer investment periods. Essentially, in Devens’ view, the underwriters of equity risk should earn the equity risk premium over the long term regardless of how the risk is assumed, whether through direct ownership of the index, or seeking to offset its downside. If this was not the case, then in Devens’ view, equity markets would demonstrate a massive inefficiency, as investors could own the equity index and buy puts to protect the full value of their investment from any loss while still earning positive returns. Therefore, Devens believes that for markets to be efficient, a portion of put option premium collected from writing put options must therefore compensate the put seller for the equity sensitivity of the option. The portion of the equity risk premium earned through put writing is a function of the moneyness of the put option written.

The second risk premium is the volatility risk premium. In addition to earning premiums on the put options written, Devens believes the option seller must be compensated further for the added risk associated with a decline in the broad-based U.S. equity markets for some period in the future in an unpredictable world. Investors do not generally assume risk with the intention of losing money over time, and option markets are not an exception. Because of the high degree of uncertainty, and the negatively skewed risk/return profile to which they are exposed, sellers of put options generally build in a cushion (or expected profit margin) to the premiums they collect from option buyers. Over time, Devens believes this concept has the potential to allow sellers of ATM puts to generate returns similar to owning the index over long-term investment horizons.

The return profile of selling ATM U.S. equity index puts has historically tended to be more stable than owning the underlying equity index outright as demonstrated by the PUT Index compared to the S&P 500 Index. In converting traditional equity investment return potential (capital appreciation and dividends) into up-front cash flows via the consistent collection of option premiums and interest income, put writing strategies make an explicit trade-off between up-market participation and down-market participation, while still seeking reasonable returns in flat markets. As such, it is anticipated that the strategy will not participate in the full upside of the index, but it also has the potential to mitigate a portion of losses when the index suffers negative performance, due to the offsetting effect of the premium cash flows. The premiums the strategy collects may decrease during up markets, however, Devens would expect premiums to materially ratchet up during periods of market losses, a feature which may help the strategy recover from drawdowns more quickly than the underlying equity index.

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Litman Gregory Masters High Income Alternatives Fund – Sub-Advisors	33

Shareholder Services

The Fund is a no-load fund, which means that you pay no sales commissions of any kind. Each business day that the New York Stock Exchange (“NYSE”) is open, the Fund calculates its share price, which is also called the Fund’s NAV per share. Shares are purchased at the next share price calculated after your accepted investment is received. Share price is calculated as of the close of the NYSE, normally 4:00 p.m. Eastern Time.

Eligibility

The Fund is not registered for sale outside of the United States and is available for purchase only by residents of the United States of America, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands.

Description of Classes

The Trust has adopted a multiple class plan. The Fund offers two classes of shares – Institutional Class shares and Investor Class shares – in this Prospectus. The two different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

•	Institutional Class shares are not charged a Rule 12b-1 distribution and servicing fee, and are sold with no sales load.

•	Investor Class shares are charged a 0.25% Rule 12b-1 distribution and servicing fee, and are sold with no sales load.

How to Buy Shares

Step 1

The first step is to determine the type of account you wish to open. The following types of accounts are available to investors:

Individual or Joint Accounts

For your general investment needs:

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

Retirement Accounts

Retirement accounts allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts (such as individual retirement accounts (“IRAs”), rollover IRAs, Simplified Employee Pension (SEP) plans and Roth IRAs) require specific applications and typically have lower minimums.

Other retirement plans, such as Keogh or corporate profit-sharing plans, 403(b) plans and 401(k) plans, may invest in the Fund. All of these accounts need to be established by the plan’s trustee. The Fund does not offer versions of these plans.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need an IRA Application and Adoption Agreement. Retirement investing also involves separate investment procedures.

Gifts or Transfers to Minors (UGMA and UTMA)

To invest for a child’s education or other future needs:

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to statutorily-defined amount per year per child without paying a federal gift tax. Such amount is subject to change each year. For 2018, the amount is $15,000. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”).

Trust

For money being invested by a trust:

The trust must be established before an account can be opened. The Fund may require additional documentation regarding the formation of the trust prior to establishing an account.

Business or Organization

For investment needs of corporations, associations, partnerships or other groups:

The Fund does not require a special application. However, the Fund may require additional information prior to establishing an account.

Step 2

How to Choose a Share Class

Before you buy shares in the Fund, you need to decide which class of shares best suits your needs. The Fund offers two classes of shares – Institutional Class shares and Investor Class shares – in this Prospectus. Each class is essentially identical in legal rights and invests in the same portfolio of securities. The difference in the fee structures between the classes for the Fund is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Litman Gregory for investment advisory services. Accordingly, the investment advisory expenses do not vary by class for the Fund.

Conversion Feature

Subject to Litman Gregory’s approval and based on current Internal Revenue Service (“IRS”) guidance, if investors currently holding Investor Class shares meet the criteria for eligible investors and would like to convert to Institutional Class shares, there should be no tax consequences to the converting investor and investors are not subject to the redemption/exchange fees. To inquire about converting your Investor Class shares to Institutional Class shares, please call 1-800-960-0188.

Investor Class Shares

Investor Class shares may be appropriate if you intend to retain the services of a financial adviser, mutual fund supermarket, retirement plan or other financial intermediary. Investor Class shares cannot be purchased directly from the Fund. Investor Class shares have adopted a Distribution and

34	Litman Gregory Funds Trust

Shareholder Servicing Plan (the “Distribution Plan”), pursuant to which each Investor Class may pay up to 0.25% of its average annual net assets to financial planners, mutual fund supermarkets, or any other persons that render assistance in distributing or promoting the sale of shares or that provide certain shareholder services.

Institutional Class Shares

Institutional Class shares may be appropriate if you intend to make your own investment decisions and will invest directly with the Fund. The Distribution Plan does not apply to the Institutional Class shares, and as a result, the Institutional Class of the Fund has a lower expense ratio than the Investor Class of the Fund, which will result in higher investment returns for the Institutional Class over time.

Step 3

The third step involves determining the amount of your investment. The Fund has established the following minimum investment levels for your initial investment, additional investments and ongoing account balances for Institutional Class shares and Investor Class shares:

High Income Alternatives Fund
Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$100,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$5,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	$2,500	$250	$2,500

Litman Gregory may waive the minimum investment from time to time in its discretion.

Step 4

The fourth step involves completing your application to open your account. All shareholders must complete and sign an application in order to establish their account. The type of application depends on the type of account you chose to open. Regular investment accounts, including individual, joint tenant, UGMA, UTMA, business, or trust accounts, must complete the Fund’s standard account application. Shareholders who wish to establish retirement accounts must complete the IRA application and adoption agreement. Shareholders who wish to transfer retirement holdings from another custodian must also complete the IRA Transfer of Assets Form. Be sure to complete the section of the account application indicating the amount you are investing in the Fund.

Step 5

The final step in opening your account is to mail the completed account application, along with your check payable to the Litman Gregory Masters Funds. The Fund does not accept third-party checks, money orders, cashiers checks, starter checks, official bank checks, credit cards, cash or checks or wires from foreign financial institutions. If you send any of these instruments, your purchase order will be rejected, and your investment in the Fund will be delayed.

The mailing addresses for the Fund are:

For Regular Delivery:

Litman Gregory Funds Trust

c/o	DST Asset Manager Solutions, Inc.

P.O. Box 219922

Kansas City, MO 64121-9922

For Overnight Delivery:

Litman Gregory Funds Trust

c/o	DST Asset Manager Solutions, Inc.

330 West Ninth Street

Kansas City, MO 64105

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Compliance Program. Until such verification is made, the Fund may temporarily limit share purchases. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Your information will be handled by us as discussed in our privacy notice. Please contact the Transfer Agent at 1-800-960-0188 if you need additional assistance when completing your application.

If you wish to open or add to your account by wire, please call 1-800-960-0188 for instructions.

After your account is open, you may increase the amount of your investment by:

•	Mailing a check to the above addresses along with a letter or the form at the bottom of your account statement. Be sure to put your account number on your check and in your letter, and please refer to Step 4 above for a list of instruments that will not be accepted for investment.

•	Wiring money from your bank. Call 1-800-960-0188 for instructions.

•	Making automatic investments if you signed up for the Automatic Investment Plan when you opened your account.

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV per share (share price) calculated after your order is received.

To sell shares in a non-retirement account, you may use any of the methods described in this section. To sell shares in a retirement account, your request must be made in writing.

Shareholder Services	35

Shareholder Services — (Continued)

Certain requests must include a medallion guarantee. This is designed to protect you and the Fund from fraud. Your request must be made in writing and include a medallion guarantee if any of the following situations apply:

•	You wish to redeem more than $25,000 worth of shares.

•	Your account registration information has changed within the past 30 days.

•	The redemption check is being mailed to a different address from the one on your account (address of record).

•	The check is being made payable to someone other than the account owner.

Please note that there may be other special cases in which a Medallion Guarantee may be required. Each signature must be guaranteed by an eligible signature guarantor, which must participate in the Securities Transfer Agents Medallion Program (STAMP), the leading signature guarantee program recognized by all major financial service associations throughout the United States and Canada. You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a medallion guarantee.

Selling Shares by Letter

Write and sign a “letter of instruction” with:

Your Name

Your Fund’s account number

The dollar amount or number of shares to be redeemed

Please note the following special requirements for redeeming shares for different types of accounts:

•	Individual, Joint Tenant, Sole Proprietorship, UGMA or UTMA Accounts: The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

•	Retirement Account: The account owner should complete a Retirement Distribution Form. Call 1-800-960-0188 to request one.

•	Trust Account: The trustee must sign the letter indicating capacity as trustee. If a trustee’s name is not in the account registration, provide a copy of the trust document certified within the past 60 days.

•	Business or Organization: At least one person authorized by corporate resolutions to act on the account must sign the letter. Include a corporate resolution (certified within the past 6 months) with corporate seal or medallion guarantee.

•	Executor, Administrator, Conservator or Guardian: Call 1-800-960-0188 for instructions.

Unless otherwise instructed, the Fund will send a check to the address of record.

Mail your letter to:

For Regular Delivery:

Litman Gregory Funds Trust

c/o	DST Asset Manager Solutions, Inc.

P.O. Box 219922

Kansas City, MO 64121-9922

For Overnight Delivery:

Litman Gregory Funds Trust

c/o	DST Asset Manager Solutions, Inc.

330 West Ninth Street

Kansas City, MO 64105

Selling Shares by Telephone

You must select this option on your account application if you wish to use telephone redemption; it is not automatically available. If you selected the telephone redemption option on your account application, you can sell shares simply by calling 1-800-960-0188. If you wish to add this feature to your account, you must do so in writing at least 30 days in advance of any telephonic redemption. The amount you wish to redeem (up to $25,000) will be sent by check to the address of record. This option is not available for retirement accounts.

Selling Shares by Wire

You must sign up for the wire feature before using it. To verify that it is in place, please call 1-800-960-0188. Wire redemptions may be processed for amounts between $5,000 and $25,000. Your wire redemption request must be received by the Fund before 4:00 p.m., Eastern Time for money to be wired the next business day. This option is not available for retirement accounts.

Shareholder and Account Policies

Statements, Reports, and Inquiries

Statements and reports that the Fund sends you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration)

•	Financial reports (every six months)

•	Account statements (every six months)

DST Asset Manager Solutions, Inc., the Fund’s transfer agent, is located at 330 West Ninth Street, Kansas City, Missouri, 64105. You may call the Transfer Agent at 1-800-960-0188 if you have questions about your account.

ALPS Distributors, Inc., the Fund’s principal underwriter, is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Exchange Privilege

Exchanges of shares between classes are permitted only as follows: (i) a class of shares of the Fund may be exchanged for the same class of shares of any series of the Trust; and (ii) the Investor Class shares of the Fund may be exchanged for the Institutional Class shares of the Fund, if the investor is eligible to invest in the Institutional Class shares of the Fund. Shareholders may exchange shares by mailing or delivering written instructions to the Transfer Agent. Such exchange will be treated as a sale of shares and may result in taxable gains. Please specify the names and class of the applicable Fund(s), the number of shares or dollar amount to be exchanged, and your name and account number. You may not utilize an exchange to establish an account into a closed fund.

36	Litman Gregory Funds Trust

Exchanging Shares by Telephone

You must select this option on your account application if you wish to use telephone exchange; it is not automatically available. If you selected the telephone exchange option on your account application, you may also exchange shares (maximum $25,000 worth) by calling the Transfer Agent at 1-800-960-0188 between 9:00 a.m. and 4:00 p.m. Eastern Time on a day that the NYSE is open for normal trading. The Fund will suspend, without notice, the exchange privilege on any accounts it reasonably believes are being used by “market timers.”

Automatic Investment/Withdrawal Plans

One easy way to pursue your financial goals is to invest money regularly. The Fund offers a convenient service that lets you transfer money into your Fund account automatically. Although Automatic Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals. The investment will automatically be processed through the Automated Clearing House (ACH) system. Shares will be issued at the NAV per share after the Fund accepts your order, which will typically be the day after you provide proper instructions to the Transfer Agent (assuming you do so prior to the close of the NYSE).

A systematic withdrawal plan permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Payments may be sent electronically to your bank of record or to you in check form. Certain restrictions apply for retirement accounts. Call 1-800-960-0188 for more information.

Share Price

The Fund is open for business each day the NYSE is open. The Fund calculates its NAV per share as of the close of business of the NYSE, normally 4:00 p.m., Eastern time.

The Fund’s NAV per share is the value of a single share. The NAV per share is computed by adding the value of the Fund’s investments, cash and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The NAV per share is also the redemption price (price to sell one share).

The Fund’s assets are valued primarily on the basis of market quotations. Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined under the guidelines established by, and under the general supervision and responsibility of, the Board. Fair value pricing is intended to be used as necessary in order to accurately value the Fund’s portfolio securities and its NAV. The SAI further describes the Fund’s valuation procedures. Since securities that are primarily listed on foreign exchanges may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s securities (and thereby its NAV) may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

General Purchase Information

•	All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

•	The Fund does not accept cash, money orders, cashiers checks, starter checks, official bank checks, credit cards or third-party checks. If you send any of these instruments, your purchase order will be rejected, and your investment in the Fund will be delayed.

•	If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees the Fund or the Transfer Agent incur.

•	Your ability to make automatic investments may be immediately terminated if any item is unpaid by your financial institution.

•	The Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in Litman Gregory’s opinion, it is so large that it would disrupt management of the Fund. Orders will also be rejected from persons believed by the Fund to be “market timers.”

12b-1 Plan

The Trust has adopted the “Distribution Plan” under the Investment Company Act of 1940, as amended, on behalf of the Fund. Under the Distribution Plan, the Fund is authorized to pay the Fund’s distributor a fee for the sale and distribution of the Investor Class shares of the Fund and for related services the Fund’s distributor provides to shareholders of the Investor Class shares. The maximum amount of the fee authorized under the Distribution Plan is 0.25% of average daily net assets attributable to Investor Class shares for the Fund. Because this fee is paid out of the assets of the Investor Class of the Fund on an on-going basis, over time these fees will increase the cost of your investment in the Fund shares and may cost you more than paying other types of sales charges. Institutional Class shares are not subject to the Distribution Plan.

Buying and Selling Shares through Financial Intermediaries

You may buy and sell shares of the Fund through certain financial intermediaries (and their agents) that have made arrangements with the Fund to sell their shares. When you place your order with such a financial intermediary or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Fund. The financial intermediary (or agent) may hold your shares in an omnibus account in the financial intermediary’s (or agent’s) name, and the financial intermediary (or agent) maintains your individual ownership records. The Fund may pay the financial intermediary (or agent) a fee for performing this account maintenance service. The financial intermediary (or agent) may charge you a fee for handling your order, which may be in addition to the fees described in this Prospectus. The financial intermediary (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.

Shareholder Services	37

Shareholder Services — (Continued)

Redemptions

•	After the Trust has received your redemption request and all proper documents, payment for shares tendered will generally be made within (i) one to three business days for redemptions made by wire, and (ii) three to five business days for ACH redemptions. Normally, redemption payments by check will be mailed to you on the next business day, but your actual receipt of a check will be subject to postal delivery schedules and timing. If making immediate payment could adversely affect the Fund, it may take up to seven days to pay you. The Fund may also delay payment if there have been changes in your mailing address or account registration within 30 days of the date of the redemption.

•	The Fund typically expects to meet redemptions with positive cash flows. When that cash is not available, the Fund will seek to maintain its portfolio weightings by selling a cross-section of the Fund’s holdings to meet redemptions.

•	During conditions that make the payment of cash unwise and/or in order to protect the interests of the Fund’s remaining shareholders, you could receive your redemption proceeds in the form of readily marketable securities. Receiving securities instead of cash is called “redemption in kind.” The Fund may redeem shares in kind during both normal and stressed market conditions, including when the amount you are redeeming from the Fund exceeds 1% of the Fund’s net assets or $250,000 during any 90-day period. Generally, in-kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. You may incur brokerage and other costs in converting to cash any securities distributed. It may take up to several weeks for the initial portion of the in-kind securities to be delivered to you, and substantially longer periods for the remainder of the in-kind securities to be delivered to you, in payment of your redemption in kind.

•	Under certain circumstances, including stressed market conditions, the Fund may also borrow money (subject to certain regulatory conditions) through a bank line of credit, including from a joint credit facility, in order to meet redemption requests.

•	Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

Policy Regarding Excessive Trading and Market Timing

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. These policies are summarized below.

Purchases and exchanges of shares of the Fund should be made for long-term investment purposes only. The Fund, as a matter of policy, actively discourages market timing and excessive short term trading and may block accounts or take other action to prevent this type of activity.

Investors seeking to engage in excessive trading or market timing practices may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund or its agents will be able to identify such investors or curtail their practices. The ability of the Fund and its agents to detect and curtail excessive trading or short term trading practices may also be limited by operational systems and technological limitations. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements. Omnibus accounts are common forms of holding Fund shares. Entities utilizing omnibus account arrangements may not identify customers’ trading activity in shares of the Fund on an individual basis (although in order for financial intermediaries to purchase Fund shares in nominee name on behalf of other persons, the Fund is required to enter into shareholder information agreements with the financial intermediaries, which may result in the disclosure of certain identifying information about shareholders to the Fund). Consequently, the Fund may not be able to detect frequent or excessive trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may be multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the Fund of detecting excessive or short duration trading activity in Fund shares. In seeking to prevent disruptive trading practices in the Fund, the Fund and its agents consider the information actually available to them at the time.

The Fund reserves the right in its discretion to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares Litman Gregory believes could be harmful to the Fund). The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Frequent purchases and redemptions of the Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolios and increased brokerage and administrative costs. The Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. The Fund may invest in non-U.S. securities; accordingly, there is an additional risk of undetected frequent trading in Fund shares by investors who attempt to engage in time zone arbitrage. There can be no assurance that the Fund or Litman Gregory will identify all frequent purchase and sale activity affecting the Fund.

The Fund May Close Small Accounts. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or custodial account) may be redeemed by the Fund if, due to redemptions you have made, the total value of your account is reduced to less than $2,500 (unless you invest in Investor Class shares only, in which

38	Litman Gregory Funds Trust

case less than $250). If the Fund decides to make such an involuntary redemption, you will first be notified that the value of your account is less than $2,500 (or $250, as applicable), and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $2,500 (or $250, as applicable) before the Fund takes any action. Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, a redemption of shares is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxes on Transactions” below).

Unclaimed Property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Dividends, Capital Gains and Taxes

Dividends, if any, of net investment income are declared and paid monthly. The Fund intends to distribute capital gains, if any, to shareholders on a quarterly basis.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-960-0188 for instructions. The Fund offers three options:

•	Reinvestment Option. Your dividend and capital gains distributions will be reinvested automatically in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

•	Income-Earned Option. Your capital gains distributions will be reinvested automatically, but you will be sent a check for each dividend distribution.

•	Cash Option. You will be sent a check for your dividend and capital gains distributions ($10 minimum check amount). The Fund will automatically reinvest all distributions under $10 in additional shares of the Fund, even if you have elected the cash option. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59 1⁄2 years old, you can receive distributions in cash.

When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund’s NAV per share at the close of business that day. Cash distribution checks will be mailed within seven days.

Understanding Distributions

As a Fund shareholder, you are entitled to your share of the Fund’s net income and gains on its investments. The Fund passes its earnings along to investors as distributions. The Fund earns dividends from stocks and interest from short-term investments. These are passed along as dividend distributions. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gains distributions.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

Taxes on Distributions. Distributions are subject to federal income tax and may also be subject to state and local taxes. If you live outside of the United States, your distributions could also be taxed by the country in which you reside, as well as potentially subject to U.S. withholding taxes. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. Distributions declared in December and paid in January, however, are taxable as if they were paid on December 31.

For federal income tax purposes, the Fund’s income and short-term capital gains distributions are taxed as regular or “qualified” dividends; long-term capital gains distributions are taxed as long-term capital gains. Every January, the Fund will send you and the IRS a statement showing the taxable distributions.

Taxes on Transactions. Your redemptions, including transfers between Litman Gregory Masters Funds, are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. Whenever you sell shares of the Fund, the Fund will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. It is up to you or your tax preparer, however, to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

“Buying a Dividend.” If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal income taxation. In their efforts to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

When you sign your account application, you will be asked to certify that your Social Security or Taxpayer Identification number is correct and that you are not subject to 28% withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold 28% of your taxable distributions and redemptions.

Shareholder Services	39

Index Descriptions

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and non-agency).

The HFRX Fixed Income – Credit Index is an unmanaged index that includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. The investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the

Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund’s manager must have at least $50 million in assets under management. Constituents are weighted by a representative optimization methodology. The index is rebalanced quarterly.

The ICE BofAML U.S. High Yield TR USD Index is an unmanaged index that measures the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. It is capitalization weighted.

Direct investment in an index is not possible.

40	Litman Gregory Funds Trust

Financial Highlights

The Trust’s registration statement with respect to the High Income Alternatives Fund became effective on September 7, 2018, as a result, audited financial highlights are not available for the Fund and financial statements for the Fund are not included in the Trust’s shareholder reports.

Financial Highlights	41

For More Information

Statement of Additional Information:

The SAI contains additional information about the Fund.

Annual and Semi-Annual Reports:

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

The SAI and the Fund’s Annual and Semi-Annual Reports to Shareholders are available, without charge, upon request. To request an SAI or the Fund’s Annual or Semi-Annual Reports to Shareholders, or to make shareholder inquiries or to obtain other information about the Fund, please call 1-800-960-0188. You may also obtain a copy of the SAI or Annual or Semi-Annual Reports, free of charge, by accessing the Fund’s website (http://www.mastersfunds.com), or by writing to the Fund.

SEC Contact Information:

If you have access to the Internet, you can view the SAI, the Fund’s Annual or Semi-Annual Reports to Shareholders and other information about the Fund on the EDGAR Database at the Securities and Exchange Commission’s (“SEC”) internet site at www.sec.gov. You may also visit the SEC’s Public Reference Room in Washington, D.C. to review and copy information about the Fund (including the SAI). Information on the operation of the Public Reference Room can be obtained by calling the SEC at (202) 551-8090. You may request copies of information available on the EDGAR Database by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by an electronic request at the following E-mail address: publicinfo@sec.gov. The SEC charges a duplicating fee for this service.

Fund Information:

Fund	Abbreviation	Symbol	CUSIP	Fund Number
High Income Alternatives Fund	High Income
Institutional Class		MAHIX	53700T876	1478
Investor Class		MAHNX	53700T868	1479

Website:

www.mastersfunds.com

Litman Gregory Funds Trust P.O. Box 219922 Kansas City, MO 64121-9922 1-800-960-0188	ALPS Distributors, Inc. Denver, Colorado 80203 ©2018 Litman Gregory Fund Advisors, LLC. All rights reserved.

Investment Company Act File No: 811-07763